SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                Servicing Agreement, dated as of January 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                    Pass-Through Certificates, Series 1999-1)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

       New Jersey                  33-5042            21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
     of incorporation)            File Number)     Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On January 28, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-1 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-1") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated January 21, 1999.

The original principal balance of each Class of the Certificates is as follows:

       Class A1                                      $67,565,789.00
       Class A2                                     $571,282,002.00
       Class A3                                       $1,400,000.00
       Class A4                                       $8,341,146.00
       Class A5                                       $7,568,854.00
       Class A6                                       $3,500,000.00
       Class A7                                       $2,100,000.00
       Class A8                                       $1,400,000.00
       Class A9                                       $1,400,000.00
       Class A10                                      $1,400,000.00
       Class A11                                      $1,400,000.00
       Class A12                                      $3,000,000.00
       Class A13                                      $3,300,000.00
       Class A14                                      $1,000,000.00
       Class A15                                      $1,000,000.00
       Class R                                              $100.00
       Class PO                                         $987,918.87
       Class M                                       $13,039,528.00
       Class B1                                       $5,638,715.00
       Class B2                                       $3,171,777.00
       Class B3                                       $3,171,777.00
       Class B4                                       $1,409,678.00
       Class B5                                       $1,762,101.12
       Total:                                       $704,839,385.99


The initial Junior Percentage and initial Senior Percentage for Pool 1999-1 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-1 as of the initial issuance of the Certificates are $234,320.00, $7,048,394.00 and $7,048,394.00, respectively, representing approximately .0300%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of January 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-1

Pool 1999-1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $704,839,385.99.

The interest rates (the "Mortgage Rates") borne by the 2,128 Mortgage Loans conveyed by GECMSI to Pool 1999-1 range from 6.0000% to 9.7500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1978% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-1 ranged from $40,000.00 to $1,455,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-1 is $331,221.52, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-1 is March 1991, and the latest scheduled maturity date of any such Mortgage Loan is January 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-1 is 74.1576%.

The Mortgage Loans in Pool 1999-1 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-1:


 MORTGAGE                            AGGREGATE BALANCES         % OF POOL BY
   RATES         # OF LOANS          AS OF CUT-OFF DATE        AGGREGATE BALANCE
   -----         ----------          ------------------        -----------------
  6.0000%               2              $1,028,209.26                0.1459%
  6.2500%               7              $2,297,910.08                0.3260%
  6.3750%               6              $1,824,842.38                0.2589%
  6.5000%              30             $10,638,354.12                1.5093%
  6.6250%              49             $16,538,997.12                2.3465%
  6.7500%             125             $42,357,277.70                6.0095%
  6.8750%             250             $84,413,117.71               11.9762%
  7.0000%             285             $96,238,049.00               13.6539%
  7.1250%             292             $99,523,957.41               14.1201%
  7.1500%               2                $854,305.35                0.1212%
  7.2000%               1                $172,976.95                0.0245%
  7.2500%             343            $114,877,694.10               16.2985%
  7.3000%               1                 $39,383.97                0.0056%
  7.3500%               4                $440,691.08                0.0625%
  7.3750%             275             $93,593,744.94               13.2787%
  7.4000%               1                 $39,783.98                0.0056%
  7.5000%             180             $62,689,208.64                8.8941%
  7.5500%               2                $273,558.53                0.0388%
  7.6000%               6                $478,702.18                0.0679%
  7.6250%             101             $34,487,555.76                4.8930%
  7.6500%               6                $674,199.55                0.0957%
  7.7000%               1                $191,023.12                0.0271%
  7.7500%              57             $16,559,631.88                2.3494%
  7.8000%               4                $433,128.82                0.0615%
  7.8500%               2                 $89,555.46                0.0127%
  7.8750%              37             $10,888,570.44                1.5448%
  8.0000%               4              $1,149,247.64                0.1631%
  8.1250%               2                $570,626.47                0.0810%
  8.2000%               1                 $49,769.83                0.0071%
  8.2500%               3                $837,602.12                0.1188%
  8.3750%               2              $1,072,478.12                0.1522%
  8.5000%               9              $1,976,340.66                0.2804%
  8.6250%               5              $1,196,599.33                0.1698%
  8.7500%               4                $807,743.58                0.1146%
  8.8750%               2                $367,506.63                0.0521%
  9.0000%               8              $1,480,746.32                0.2101%
  9.1250%               6              $1,054,568.37                0.1496%
  9.2500%               2                $397,255.65                0.0564%
  9.3750%               4                $775,526.97                0.1100%
  9.5000%               5                $837,665.15                0.1188%
  9.7500%               2                $621,279.62                0.0881%
   Total            2,128            $704,839,385.99              100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-1:


      ORIGINAL                          AGGREGATE BALANCES      % OF POOL BY
      BALANCES          # OF LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
      --------          ----------      ------------------     -----------------
$    0 - 227,150            173              $25,995,633.90       3.6882%
$227,151 - 250,000          160              $38,943,711.21       5.5252%
$250,001 - 300,000          752             $206,793,303.07      29.3390%
$300,001 - 350,000          418             $135,402,080.60      19.2103%
$350,001 - 400,000          256              $96,084,339.98      13.6321%
$400,001 - 450,000          132              $56,035,234.81       7.9501%
$450,001 - 600,000          147              $75,218,798.64      10.6718%
$600,001 - 650,000           33              $20,858,867.07       2.9594%
$650,001 - 1,000,000 +       57              $49,507,416.71       7.0239%
Total                     2,128             $704,839,385.99     100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-1 is $1,449,532.99.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-1 is $39,383.97.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-1:

    YEAR OF                          AGGREGATE BALANCES     % OF POOL BY
   ORIGINATION      # OF LOANS     AS OF CUT-OFF DATE      AGGREGATE BALANCE
   -----------      ----------     ------------------      -----------------
     1991                10            $2,066,258.17          0.2932%
     1992                31            $5,870,969.23          0.8329%
     1993                 4              $937,815.57          0.1331%
     1995                 1              $286,312.36          0.0406%
     1996                 4            $1,048,458.82          0.1488%
     1997                 6            $2,434,894.94          0.3455%
     1998             2,072          $692,194,676.90         98.2059%
    Total             2,128          $704,839,385.99        100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-1:

LOAN-TO-VALUE RATIO                    AGGREGATE BALANCES      % OF POOL BY
  AT ORIGINATION       # OF LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----------------      ----------      ------------------     -----------------

 00.000 - 50.00           88             $30,987,797.56          4.3964%
 50.001 - 60.00          136             $51,428,693.27          7.2965%
 60.001 - 70.00          344            $127,264,654.43         18.0558%
 70.001 - 75.00          307            $102,411,785.61         14.5298%
 75.001 - 80.00          943            $305,805,820.70         43.3867%
 80.001 - 85.00           35             $10,413,880.04          1.4775%
 85.001 - 90.00          160             $46,766,338.81          6.6350%
 90.001 - 95.00          115             $29,760,415.57          4.2223%
    Total              2,128            $704,839,385.99        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-1:

                                               AGGREGATE BALANCES      % OF POOL BY
        TYPE OF DWELLING     # OF LOANS        AS OF CUT-OFF DATE    AGGREGATE BALANCE
        ----------------     ----------        ------------------    -----------------
Single-family detached        1,889               $635,125,402.02         90.1093%
Single-family attached           44                $13,030,661.37          1.8487%
Condominium                     177                $50,982,788.66          7.2332%
2 - 4 Family Units               17                 $5,461,592.89          0.7749%
Co-op                             1                   $238,941.05          0.0339%
Total                         2,128               $704,839,385.99        100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-1:

                                  AGGREGATE BALANCES           % OF POOL BY
    OCCUPANCY     # OF LOANS      AS OF CUT-OFF DATE         AGGREGATE BALANCE
    ---------     ----------      ------------------         -----------------

Owner Occupies         2,084     $692,326,690.19                98.2248%
Vacation                  31       $9,529,734.14                 1.3520%
Investment                13       $2,982,961.66                 0.4232%
Total                  2,128     $704,839,385.99               100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-1:

                                         AGGREGATE BALANCES     % OF POOL BY
     STATE                # OF LOANS     AS OF CUT-OFF DATE  AGGREGATE BALANCE
     -----                ----------     ------------------  -----------------
Alabama                        4           $1,294,020.37          0.1836%
Arizona                       28           $8,333,321.80          1.1823%
Arkansas                       1             $325,726.12          0.0462%
California                 1,041         $350,534,369.98         49.7323%
Colorado                      36          $12,415,556.36          1.7615%
Connecticut                   25          $10,745,065.69          1.5245%
Delaware                       5           $1,227,247.67          0.1741%
District Of Columbia           7           $2,672,683.78          0.3792%
Florida                      100          $30,820,492.46          4.3727%
Georgia                       66          $21,900,793.40          3.1072%
Hawaii                         8           $4,485,965.59          0.6365%
Idaho                          1             $449,079.45          0.0637%
Illinois                      37          $10,707,493.96          1.5191%
Indiana                        7           $1,752,758.01          0.2487%
Iowa                           3           $1,028,017.12          0.1459%
Kentucky                       3             $609,097.22          0.0864%
Louisiana                      4           $1,041,664.16          0.1478%
Maine                          4           $1,584,810.45          0.2248%
Maryland                      88          $28,698,818.54          4.0717%
Massachusetts                104          $34,641,329.95          4.9148%
Michigan                      47          $15,717,581.99          2.2300%
Minnesota                      4           $1,457,511.02          0.2068%
Mississippi                    1             $292,318.58          0.0415%
Missouri                       4           $1,005,921.77          0.1427%
Nevada                         5           $1,423,475.48          0.2020%
New Hampshire                  8           $2,548,847.19          0.3616%
New Jersey                   109          $34,665,253.96          4.9182%
New Mexico                     4           $1,043,771.71          0.1481%
New York                      74          $23,711,908.66          3.3642%
North Carolina                15           $4,461,111.50          0.6329%
Ohio                          21           $6,722,302.27          0.9537%
Oklahoma                       2           $1,158,669.09          0.1644%
Oregon                        12           $4,027,329.27          0.5714%
Pennsylvania                  46          $14,992,726.71          2.1271%
Rhode Island                   2             $513,781.32          0.0729%
South Carolina                10           $3,592,329.89          0.5097%
Tennessee                     10           $3,646,129.54          0.5173%
Texas                         38          $10,548,871.63          1.4966%
Utah                           2           $1,739,714.65          0.2468%
Vermont                        1             $338,129.38          0.0480%
Virginia                     103          $33,498,872.10          4.7527%
Washington                    36          $12,114,774.95          1.7188%
Wisconsin                      2             $349,741.25          0.0496%
Total                      2,128         $704,839,385.99        100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-1:

YEAR OF                              AGGREGATE BALANCES         % OF POOL BY
MATURITY     # OF LOANS              AS OF CUT-OFF DATE       AGGREGATE BALANCE
--------     ----------              ------------------       -----------------
 2018              9                  $2,920,926.66                 0.4144%
 2019              7                  $2,120,950.00                 0.3009%
 2020              1                    $302,510.89                 0.0429%
 2021              4                    $648,847.49                 0.0921%
 2022             39                  $7,876,938.90                 1.1175%
 2023              8                  $2,904,350.51                 0.4121%
 2024             10                  $3,106,816.21                 0.4408%
 2025              3                    $841,299.07                 0.1194%
 2026              6                  $1,843,893.86                 0.2616%
 2027             18                  $5,685,483.64                 0.8066%
 2028          1,417                $471,541,886.07                66.9006%
 2029            606                $205,045,482.69                29.0911%
Total          2,128                $704,839,385.99               100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-1 calculated as of the Cut-off Date is 356 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-1:

PURPOSE OF                           AGGREGATE BALANCES       % OF POOL BY
 LOAN                 # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
 ----                 ----------     ------------------     -----------------
Purchase                   999         $317,065,428.78          44.9841%
Rate Term/Refinance        819         $288,426,566.53          40.9209%
Cash-out Refinance         310          $99,347,390.68          14.0950%
Total                    2,128         $704,839,385.99         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of January 21, 1999, for certain of the Series 1999-1 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-1 Certificates, dated as of January 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:      Syed W. Ali
                                           -----------
                                  Name:    Syed W. Ali
                                  Title:   Vice President


Dated as of January 28, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:      Syed W. Ali
                                           -----------
                                  Name:    Syed W. Ali
                                  Title:   Vice President


Dated as of January 28, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


EXHIBIT NO.                    DESCRIPTION
-----------                   -----------

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of January 21, 1999, for certain of the Series 1999-1 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-1 Certificates, dated as of January 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.